UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

IVANHOE ELECTRIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 E Rio Salado Parkway, Suite 130 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 656-5821

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 11, 2026, Ivanhoe Electric Inc. (the “Company” or “Ivanhoe Electric”) issued a press release announcing its intention to acquire a purpose-built, Crossover XRE Tunnel Boring Machine and material handling system from The Robbins Company, of Solon, Ohio for decline development at the Company’s Santa Cruz Copper Project in Arizona. A copy of the Company’s press release dated May 11, 2026 relating to its intention to acquire the TBM is furnished as Exhibit 99.1 to this Form 8-K.

The Company intends to hold an investor call to discuss the updates to the Santa Cruz Copper Project on May 11, 2026 where a slideshow presentation discussing the Santa Cruz Copper Project will be presented. A copy of the slideshow presentation is furnished as Exhibit 99.2 to this Form 8-K.

The information contained in Exhibit 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 11, 2026, Ivanhoe Electric announced that it intends to acquire a purpose-built, Crossover XRE Tunnel Boring Machine (“TBM”) and material handling system from The Robbins Company (“Robbins”) for decline development at the Company’s Santa Cruz Copper Project in Arizona. A copy of the Company’s press release dated May 11, 2026 relating to its intention to acquire the TBM is furnished as Exhibit 99.1 to this Form 8-K.

Ivanhoe Electric secured a legally binding option to acquire the TBM from Robbins in March 2026. Ivanhoe Electric notified Robbins on May 8, 2026 of its intention to exercise its option to acquire the TBM. The final purchase is subject to completion of definitive agreements, which are expected before the end of May 2026.

The acquisition cost of the TBM and material handling system, including refurbishment, is expected to be approximately $64.7 million. The TBM replaces capital associated with roadheaders, silica gel grouting, and Railveyor material handling system included in the S-K 1300 Preliminary Feasibility Study & Technical Report Summary, Santa Cruz Copper Project, Arizona, dated June 23, 2025 (the “2025 PFS”), providing further certainty around mine access development costs. The net impact to initial project capital of implementing the TBM system is projected to be less than $20 million.

Under the new decline development method, Ivanhoe Electric no longer requires a Class V Underground Injection Control permit for silica gel.

Ivanhoe Electric received approval of the Site Development Plan from the City of Casa Grande in March 2026, and has all necessary permits to commence initial construction activities. The Company’s Project team continues to advance all other required permitting activities required for future production.

Arrival and assembly of the TBM is expected to begin onsite in Arizona in the first quarter of 2027. Following assembly, decline development is scheduled to begin in the third quarter of 2027. The TBM is designed to excavate a four-kilometer-long single decline in approximately twelve months. The TBM requires a smaller box cut design, and excavation of the box cut is scheduled to commence in the third quarter of 2026. Underground mine development is scheduled to commence in the third quarter of 2028, with first oxide copper ore placed on the heap leach pads expected in the fourth quarter of 2028.

While underground development is ongoing, major surface infrastructure construction is scheduled to take place from the third quarter of 2027 through 2028. First copper cathode production is now anticipated to commence in the second quarter of 2029. The Company’s team of engineers and consultants continue to work on optimization scenarios. Ivanhoe Electric continues to advance site preparation activities, including interior road access construction and preparations for commencement of the box cut.

The TBM decline development plan does not impact the rest of the Santa Cruz Project design, including the mining method, mining rates, and surface processing as described in the 2025 PFS.

The Company’s engineers are preparing an updated Santa Cruz Project preliminary feasibility study to incorporate the engineering details of the TBM and material handling system. The Company expects to complete this study during the third quarter of 2026.

Ivanhoe Electric is in the advanced stages of the application process for project debt financing with the Export-Import Bank of the United States. The Company is also continuing to advance discussions with a group of leading commercial banks, as well as potential sources for non-debt funding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 11, 2026
99.2	Slideshow from Conference Call
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

Forward Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are “forward-looking statements” or “forward-looking information” within the meaning of applicable US and Canadian securities laws. Such statements and information involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, its projects, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Such statements can be identified by the use of words such as “may,” “would,” “could”, “will,” “intend,” “expect,” “believe,” “plan,” “anticipate,” “estimate,” “scheduled,” “forecast,” “predict” and other similar terminology, or state that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. These statements reflect IE’s current expectations regarding future events, performance and results and speak only as of the date of this Current Report on Form 8-K.

Such statements may include, without limitation, statements relating to: the completion and final details of the acquisition of the TBM and material handling system; the impacts of the acquisition and deployment of the TBM; the contemplated preparation, assembly and deployment of the TBM; the anticipated underground and surface development and construction of the Santa Cruz Copper Project; the timing and progress of updates to the 2025 PFS; the timing and progress of the application process for project debt financing with the Export-Import Bank of the United States; the timing and progress of financing discussions and potential sources of non-debt funding, if any.

Forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Such statements are subject to significant risks and uncertainties, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including fluctuations in metal prices; risks related to inflation and changes in interest rates, discount rates, exchange rates, and taxes; risks due to the inherently hazardous nature of mining-related activities; uncertainties due to health and safety considerations; uncertainties related to environmental considerations, including, without limitation, climate change; uncertainties relating to obtaining approvals and permits, including renewals, from governmental regulatory authorities; uncertainties related to changes in law; uncertainty related to the availability and terms of capital. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors described in Ivanhoe Electric’s Annual Report on Form 10-K filed and other disclosures with the U.S. Securities and Exchange Commission.

No assurance can be given that such future results will be achieved. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. Ivanhoe Electric cautions you not to place undue reliance on these forward-looking statements. Subject to applicable securities laws, Ivanhoe Electric does not assume any obligation to update or revise the forward-looking statements contained herein to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, and Ivanhoe Electric expressly disclaims any requirement to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: May 11, 2026	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer